1	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF March 27, 2006

Dayrate
Rig Name	WD	Design	Location	Status*	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information**
Domestic Deepwater Semisubmersibles (7)

Ocean Quest	3,500’	Victory Class	GOM	Contracted	Noble	term	low 240’s	mid Oct. 2005	mid April 2006	One-year term extension with Noble in low 270’s beginning mid April 2006 and ending mid April 2007. Available; actively marketing.

Ocean Star	5,500’	Victory Class	GOM	Contracted	Kerr-McGee	one year term + option	mid 170’s	mid Nov. 2005	mid Oct. 2006	One-year term extension with Kerr-McGee, plus option,** in mid 380’s beginning mid Oct. 2006 and ending mid Oct. 2007. Available; actively marketing.

Ocean America	5,500’	Ocean Odyssey	GOM	Contracted	ENI	second of two well extension, assignment from Mariner	low 130’s	late Dec. 2005	mid April 2006	One-year term, plus option,** with Mariner in low 230’s beginning mid April 2006 and ending mid April 2007. Available; actively marketing.

Ocean Valiant	5,500’	Ocean Odyssey	GOM	Contracted	Kerr-McGee	one year term	low 300’s	mid Mar. 2006	mid Mar. 2007	One-year term extension with Kerr-McGee, plus option,** in mid 390’s beginning mid Mar. 2007 and ending mid Mar. 2008. Available; actively marketing.

Ocean Victory	5,500’	Victory Class	GOM	Contracted	Murphy	one year term	low 200’s	mid Nov. 2005	mid Nov. 2006	Two-year term extension with Murphy in mid 320’s beginning mid Nov. 2006 and ending mid Nov. 2008. Available; actively marketing.

Ocean Baroness	7,000’	Victory Class	GOM	Contracted	Amerada Hess	one year term	low 200’s	mid Nov. 2005	mid Nov. 2006	Three-year term extension with Amerada Hess, plus option,** in mid 360’s beginning mid Nov. 2006 and ending mid Nov. 2009. Available; actively marketing.

Ocean Confidence	7,500’	DP Aker H—3.2 Modified	GOM	Contracted	BP	two year term plus option	low 280’s	early Jan. 2006	early Jan. 2008	Available; actively marketing.

Domestic 2nd/3rd Generation Semisubmersibles (5)

Ocean New Era	1,500’	Korkut	GOM	Contracted	Walter	225 day term	mid 130’s	mid Feb. 2006	late Dec. 2006	225 day term, plus option,** with Walter in mid 130’s until early April, then mid 120’s until mid May, followed by mid 130’s until early Aug.; followed by LOI for two short interim wells in mid 250’s beginning early Aug. and ending early Sept.; followed by remainder of 225 day term in mid 130’s ending late Dec. 2006. Available; actively marketing.

Ocean Voyager	2,000’	Victory Class	GOM	Contracted	Petrobras	one well	low 110’s	mid Mar. 2006	late May 2006	Two wells, plus option,** with Amerada Hess in mid 120’s beginning late May 2006 and ending late Aug. 2006. Available; actively marketing.

Ocean Concord	2,200’	F&G SS—2000	GOM	Contracted	Walter	one well	low 130’s	mid Mar. 2006	late April 2006	One well with Kerr-McGee in mid 90’s beginning late April 2006 and ending mid June; followed by remainder of 90-day term extension with Tana in low 130’s; followed by new 90-day term extension with Tana, plus option,** in low 170’s beginning late July and ending late Oct. 2006. Available; actively marketing.

Ocean Lexington	2,200’	F&G SS—2000	GOM	Contracted	ExxonMobil	one well	mid 170’s	late Jan. 2006	late Mar. 2006	Fourth well of four well extension with Walter in low 60’s beginning late Mar. and ending mid May 2006; followed by one well with Walter in low 80’s beginning mid May and ending mid June; followed by one well with Pogo in low 200,000s beginning mid July and ending mid Aug. 2006; followed by 60-day prep and mobe to Egypt for 36-month term LOI in mid 260’s ending mid Oct. 2009. Available; actively marketing.

Ocean Saratoga	2,200’	F&G SS—2000	GOM	Contracted	LLOG	three wells	low 110’s	mid Nov. 2005	early July 2006	Special survey and maintenance (120-days) beginning early July and ending late Oct.; followed by six-month extension, plus option,** in low 120’s with LLOG beginning in late Oct. 2006 and ending early May 2007. Available; actively marketing.

2	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF March 27, 2006

Dayrate
Rig Name	WD	Design	Location	Status*	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information**
Domestic Jackups (10)

Ocean Crusader	200’	Mat Cantilever	GOM	Contracted	Woodside	one well	low 50’s	early Feb. 2006	mid April 2006	Three wells with Walter in low 80’s beginning mid April 2006 and ending mid July 2006. Available; actively marketing.

Ocean Drake	200’	Mat Cantilever	GOM	Contracted	Chevron	term contract	mid 110’s	late July 2005	late June 2006	Indexed term contract. Three-month term extension with Chevron, plus option,** beginning late June and ending late Sept. 2006. Available; actively marketing.

Ocean Champion	250’	Mat Slot	GOM	Contracted	Stone	six month term	mid 50’s	mid Oct. 2005	mid April 2006	Approximately 11-day end of well in low 90’s beginning mid April and ending late April 2006; followed by LOI for one well in low 90’s beginning late April and ending early June 2006. Available; actively marketing.

Ocean Columbia	250’	Independent Leg Cantilever	GOM	Contracted	Newfield	six month term + opt	low 100’s	early Feb. 2006	early Aug. 2006	Available; actively marketing.

Ocean Spartan	300’	Independent Leg Cantilever	GOM	Contracted	LLOG	two wells	low 120’s	late Dec. 2005	early April 2006	Maintenance beginning early April and ending late May with dayrate continued during first 30 days of maintenance. Available; actively marketing.

Ocean King	300’	Independent Leg Cantilever	GOM	Contracted	El Paso	one year term	mid 110’s	early Mar. 2006	early Mar. 2007	Available; actively marketing.

Ocean Nugget	300’	Independent Leg Cantilever	GOM	Survey	DODI	-	-	-	mid April 2006	One well with Hunt in mid 130’s beginning mid April and ending mid May 2006; followed by LOI for one well in high 130’s beginning mid May and ending early July 2006. Available; actively marketing.

Ocean Summit	300’	Independent Leg Cantilever	GOM	Contracted	Chevron	six month term	low 100’s	mid Feb. 2006	mid Aug. 2006	Approximately 25-day survey in July. Available; actively marketing.

Ocean Titan	350’	Independent Leg Cantilever	GOM	Contracted	Dominion	six month term	high 70’s	early Feb. 2006	early Aug. 2006	Available; actively marketing.

Ocean Tower	350’	Independent Leg Cantilever	GOM	Contracted	Chevron	180 day term, Part II	high 80’s	early Feb. 2006	late April 2006	Approximately 10-day end of well in mid 150’s beginning late April and ending early May; followed by two-year term extension with Chevron ending early May 2008 at indexed rate with floor in low 140’s and ceiling in low 200’s. Available; actively marketing.

3	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF March 27, 2006

Dayrate
Rig Name	WD	Design	Location	Status*	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information**
International Semisubmersibles (16)
MEXICO
Ocean Ambassador	1,100’	Bethlehem SS—2000	GOM	Contracted	PEMEX	four year term work	mid 50’s	late July 2003	mid Dec. 2007	Available.

Ocean Whittington	1,500’	Aker H—3	GOM	Contracted	PEMEX	four year term work	low 60’s	late July 2003	early Oct. 2006	Available.

Ocean Worker	3,500’	F&G 9500 Enhanced Pacesetter	GOM	Contracted	PEMEX	four year term work	high 60’s	mid Aug. 2003	late July 2007	Available.

Ocean Yorktown	2,850’	F&G SS—2000	GOM	Contracted	PEMEX	four year term work	mid 40’s	late Oct. 2003	mid July 2007	Available.

NORTH SEA
Ocean Nomad	1,200’	Aker H—3	North Sea	Contracted	Talisman	one year	high 150’s	early Feb. 2006	early Feb. 2007	18-month extension with Talisman in mid 280’s beginning early Feb. 2007 and ending early Aug. 2008. Available; actively marketing.

Ocean Guardian	1,500’	Earl & Wright Sedco 711 Series	North Sea	Contracted	Shell	one year	low 160’s	late Mar. 2006	late Mar. 2007	Available; actively marketing.

Ocean Princess	1,500’	Aker H—3	North Sea	Contracted	Talisman	two year extension	low 150’s	late Dec. 2005	late Jan. 2008	Extension to include approximately 30-day survey beginning late April 2006 and ending late May 2006. Available; actively marketing.

Ocean Vanguard	1,500’	Bingo 3000	North Sea	Contracted	Statoil	term	low 140’s	late May 2005	mid Oct. 2006	Two six-month priced options with Statoil exercised in mid 160’s beginning mid Oct. 2006 and ending mid Oct. 2007. One six-month option priced in mid 160’s remains. Available; actively marketing.

AUSTRALASIA

Ocean Bounty	1,500’	Victory Class	Australia	Contracted	Coogee Res.	two wells	low 90’s	mid Jan. 2006	early April 2006	One assignment well with Tap Oil in low 200’s beginning early April and ending late April; followed by one assignment well with Santos in mid 230’s beginning late April and ending early June; followed by two wells with Santos in mid 90’s beginning early June and ending late Aug.; followed by four wells, plus option,** in high 90’s with Woodside beginning late Aug. 2006 and ending late Feb. 2007; followed by four well extension priced in low 100’s beginning late Feb. 2007 and ending mid Sept. 2007; followed by 30-day survey beginning mid Sept. 2007 and ending mid Oct. 2007; followed by LOI for one-year term in low 350’s beginning mid Oct. 2007 and ending mid Oct. 2008. Available; actively marketing.

Ocean Patriot	1,500’	Bingo 3000	Australia	Contracted	Anzon	second of four option wells	high 130’s	late Feb. 2006	late Mar. 2006	Third and four wells in low 140’s, late Mar.—late May; followed by one exercised assignment option well from Apache with Nexus in high 70’s, late May—mid Aug.; followed by LOI for one well in upper 70’s, mid Aug.—late Sept.; followed by four wells, plus option,** with NZOP in low 100’s, late Sept. 2006—mid Mar. 2007; followed by LOI for one-year term in mid 370’s beginning in mid Mar. 2007 and ending in mid Mar. 2008. Available; actively marketing.

Ocean Epoch	1,640’	Korkut	Malaysia	Contracted	Murphy	three option wells	mid 70’s	early Dec. 2005	early April 2006	LOI for term program in mid 220’s beginning early April 2006 and ending early Nov. 2006; followed by LOI for 12—well program in mid 220’s beginning early Nov. 2006 and ending early Dec. 2007. Available; actively marketing.

Ocean General	1,640’	Korkut	Malaysia	Contracted	CTOC	fifth & sixth wells	mid 90’s	early Jan. 2006	early April 2006	One well with Premier in high 70’s in Viet Nam beginning early April 2006 and ending late May 2006; followed by one extension well with Premier in mid 150’s beginning late May and ending early July; followed by one assignment well with Idemitsu Vietnam in mid 170’s beginning early July and ending mid Aug. 2006; followed by approx. 14—day survey and maintenance ending late Aug.; followed by three wells with Inpex in mid 130’s beginning late Aug. 2006 and ending mid Mar. 2007; followed by two additional wells with Inpex in 170’s beginning mid Mar. 2007 and ending mid July 2007. Available; actively marketing.

Ocean Rover	7,000’	Victory Class	Malaysia	Contracted	Murphy	950 day extension	mid 170’s	late June 2005	mid Jan. 2008	Available; actively marketing.

4	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF March 27, 2006

Dayrate
Rig Name	WD	Design	Location	Status*	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information**

BRAZIL

Ocean Yatzy	3,300’	DP DYVI Super Yatzy	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 110’s	early Oct. 2005	early Oct. 2009	Survey and maintenance beginning early April and ending late April 2006. Available.

Ocean Winner	3,500’	Aker H—3	Brazil	Contracted	Petrobras	700 day extension	low 110’s	mid Mar. 2006	mid Mar. 2010	Available.

Ocean Alliance	5,000’	Alliance Class	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 150’s	early Sept. 2005	early Sept. 2009	Available.

International Drillships (1)

Ocean Clipper	7,500’	DP Fluor/Mitsubishi	Brazil	Contracted	Petrobras	five year extension plus potential bonus	low 180’s	mid Dec. 2005	mid Dec. 2010	Available.

International Jackups (3)

Ocean Spur	300’	Independent Leg Cantilever	Tunisia	Contracted	Soco Tunisia	one year term	mid 120’s	mid March 2006	mid March 2007	Available; actively marketing.

Ocean Sovereign	300’	Independent Leg Cantilever	Indonesia	Contracted	Santos	three wells	high 60’s	mid Jan. 2006	early April 2006	One Santos well in low 90’s beginning early April and ending late April; followed by two well extension in mid 70’s beginning late April and ending early July 2006; followed by second of two wells with Amerada Hess in mid 80’s beginning late July and ending early Aug.; followed by two assignment wells with Anadarko in mid 80’s beginning early Aug. and ending late Sept.; followed by approximately 14-day survey ending early Oct. 2006; followed by 18-month term with Kodeco in mid 90’s beginning early Oct. 2006 and ending late Mar. 2008. Available; actively marketing.

Ocean Heritage	300’	Independent Leg Cantilever	Qatar	Contracted	Conoco/Phillips	two wells plus option	low 70’s	mid June 2005	late April 2006	12-month program with Maersk in low 140’s in Qatar beginning late April 2006 and ending in mid June 2007 (to include mid-period survey beginning early Oct. 2006 and ending mid Nov. 2006). Available; actively marketing.

Upgrade (2)

Ocean Endeavor	2,000’	Victory Class	Shipyard	Upgrading	DODI	—	—	—	—	Singapore shipyard for upgrade to 10,000 ft. capable 5th Generation rig. Estimated completion early 2007; followed by commissioning beginning early Mar. 2007; followed by four year term with Devon in low 250’s. Available; actively marketing.

Ocean Monarch	2,200’	Victory Class	GOM	Preparing to mobilize to Singapore	DODI	—	—	—	—	Singapore shipyard for upgrade to 10,000 ft. capable 5th Generation rig. Estimated completion, including commissioning, fourth quarter 2008. Available; actively marketing.

Rigs Under Construction (2)

Ocean Shield	350’	Independent Leg Cantilever	Shipyard	—	—	—	—	—	—	Singapore shipyard, estimated completion Q1 2008. Available; actively marketing.

Ocean Scepter	350’	Independent Leg Cantilever	Shipyard	—	—	—	—	—	—	Brownsville shipyard, estimated completion Q1 2008. Available; actively marketing.
NOTES:
* Generally, rig utilization rates approach 95-98% during contracted periods; however, utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors. **An LOI is subject to customary conditions, including the execution of a definitive agreement and as such may not result in a binding contract. Options are un-priced and any extension of contract is subject to mutually agreeable terms and conditions unless otherwise indicated. Indexed contracts generally reprice every 30 days.          GOM = Gulf of Mexico